SUMMARY PROSPECTUS
MAY 1, 2025
Mid Cap Value Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling (866) 910-1232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2025, along with the Portfolio’s most recent annual report dated December 31, 2024, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital growth. Current income is a secondary objective.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy, hold, and sell interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.03%
Total Annual Portfolio Operating Expenses(1)	0.88%
Fee Waiver(2)	(0.16)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.72%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has contractually agreed to waive a portion of its management fee. This contractual agreement will continue through at least April 30, 2026 and may not be terminated prior to that date without action by the Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$74	$265	$472	$1,070
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56.73% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in securities of mid-capitalization value companies. For purposes of the Portfolio, mid-capitalization companies are those companies with market capitalizations within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies, (approximately $5.20 million to $99.03 billion as of March 31, 2025). The adviser intends to manage the Portfolio so that its weighted capitalization
NMSF-SP1Northwestern Mutual Series Fund, Inc.

Mid Cap Value Portfolio – Summary

falls within the capitalization range of the members of the Russell MidCap® Index (approximately $272.60 million to $197.95 billion as of March 31, 2025).
Value companies, as defined by the adviser, are those included in a third-party value index or those that exhibit certain financial characteristics (e.g., price-to-earnings ratio, price-to-book ratio, enterprise value-to-EBITDA ratio, cash flow trends or dividend payment history and projections) determined by the adviser to indicate the company is undervalued by the market. For this purpose, a third-party value index is an index developed, calculated, and maintained by a third-party that measures the performance of value stocks. The adviser intends to hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the adviser believes more accurately reflects the fair value of the company. The adviser uses a variety of analytical research tools and techniques to help make decisions about buying or holding securities of companies that meet its investment criteria and sell the securities of companies that do not. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process, and, as a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.
While most assets will be invested in U.S. equity securities, which includes common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives, it may also invest in American Depositary Receipts (ADRs) and foreign securities (up to 20% of net assets), including those of companies located in emerging markets. The Portfolio may also invest in real estate investment trusts (REITs). The Portfolio may utilize futures for cash management purposes and forwards to hedge foreign currency exposure.
The adviser may sell a stock from the Portfolio if it believes the stock no longer meets established valuation criteria, the stock’s risk parameters outweigh its return opportunity, specific events alter a stock’s prospects or more attractive opportunities are identified. In seeking to achieve its investment objective, the adviser may sell shares from the Portfolio without regard to the length of time a security has been held.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs. ADRs may be “sponsored,” meaning that they are implemented by a financial institution in collaboration with the issuing foreign company, or “unsponsored,” meaning that the financial institution created the instrument without the sponsorship or direct involvement of the foreign company. Differing registration requirements apply to each type of ADR. ADRs may transact on exchanges or on over-the-counter markets (“OTC”). Conducting transactions in OTC markets may result in higher costs, a lack of pricing transparency and lower liquidity when compared with exchange-based transactions. Risks associated with different ADR types will vary, based upon differences in registration, reporting and disclosure requirements that apply to such ADRs and the characteristics of the market in which transactions for the particular ADR are conducted.
•
Convertible Securities Risk – Convertible securities (which can be bonds, notes, debentures, preferred stock, or other securities which are convertible into or exercisable for common stock), are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of missed opportunities in other investments. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, market, interest rate, and liquidity risks. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk.
•
Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in the value of its holdings compared with investments made in U.S. securities or in foreign, developed countries. Investments in emerging markets may be subject to political, economic, legal, market, and currency
NMSF-SP2Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Value Portfolio – Summary

risks. Emerging market securities trade in smaller markets which may experience significant price and market volatility, fluctuations in currency values, interest rates and commodity prices, higher transaction costs, and the increased likelihood of the occurrence of trading difficulties, such as delays in executing, clearing and settling Portfolio transactions or in receiving payment of dividends. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting, financial reporting, and recordkeeping standards, and more limited investor protection provisions when compared with developed economies. Emerging market risks also may include unpredictable and changing political, economic and tax policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions in certain investments by other countries, such as the United States.
•
Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments.
•
Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Preferred Stocks Risk – Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. They also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable.
•
REITs Risk – Investments in REITs are subject to the types of risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; property taxes and operating losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, may not be diversified geographically or by property type, and may be subject to self-liquidation.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
•
Warrants Investing Risk – Investments in warrants may be more volatile than the underlying common stock and may cause the Portfolio increased risk of loss if the warrants cannot be exercised prudently by the expiration date or if the warrants lack a liquid secondary market for resale. Warrants can provide exposure to an underlying stock for a portion of the price of direct ownership
NMSF-SP3Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Value Portfolio – Summary

of shares of that stock. As a result, most warrants have some degree of leverage, which can vary depending on the type of warrant. This means that small changes in the value of the underlying stock results in larger changes in the value of the warrant. This can magnify gains when stock prices rise, but it can also magnify losses when stock prices fall.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods  and compares the Portfolio’s returns with those of an index that closely aligns with the Portfolio's investment strategy (Strategy Index). The table also shows the Portfolio's returns against an index that represents the overall securities market (Broad-Based Index), which the Portfolio has added to comply with new regulatory requirements.  Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	16.84%
Worst Quarter	1st quarter, 2020	-27.57%
Average Annual Total Return
(for periods ended December 31, 2024)
		1 Yr	5 Yr	10 Yr
Portfolio:	Mid Cap Value Portfolio	8.65%	7.42%	8.15%
Strategy Index:	Russell MidCap® Value Index (reflects no deduction for fees, expenses or taxes)	13.07%	8.60%	8.10%
Broad-Based Index:	S&P 500® Index[1] (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
1 The Portfolio has added this broad-based index in response to new regulatory requirements.
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: American Century Investment Management, Inc. (American Century)
Portfolio Managers: Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2004 and began managing the Portfolio in 2009.
Kevin Toney, CFA, Chief Investment Officer - Global Value Equity, Senior Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2006 and began managing the Portfolio in 2009.
Brian Woglom, CFA, Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2012 and began managing the Portfolio in 2012.
Nathan Rawlins, CFA, Portfolio Manager and Senior Investment Analyst, has served American Century as a Portfolio Manager since March 2022 and began managing the Portfolio in May 2022.
TAX INFORMATION
Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.
COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.
NMSF-SP4Northwestern Mutual Series Fund, Inc. Prospectus